UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 29, 2016
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 29, 2016, Finjan Holdings, Inc. (the “Company”) issued a press release announcing that the Patent Trial and Appeal Board (PTAB) at the United States Patent and Trademark Office (USPTO) rejected Symantec Corporation’s petitions for Inter Partes Review (IPR) of asserted Finjan patents. The rejected petitions were directed against Finjan’s U.S. Patent Nos. 7,613,926 (“the ‘926 Patent”) and 8,677,494 (“the ‘494 Patent”). The PTAB also denied all three of Symantec’s Request for Rehearing on the PTAB’s earlier denials of Symantec’s petitions for IPRs, directed to Finjan’s US Patent Nos. 7,756,996 (IPR2015-01545/-01546) and 8,141,154 (IPR2015-01547).

A copy of the press release is attached hereto as Exhibit 99.1and is incorporated herein by reference.

 Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1
Press Release, dated February 29, 2016, entitled “Finjan’s Core Patents Further Strengthened by US Patent & Trademark Office – USPTO Rejects Symantec’s Petitions for Inter Partes Review of Finjan Patents.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: February 29, 2016	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer